                                                                   EXHIBIT 10.54


                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

                  This Amendment, dated as of April 6, 2004, is made by and between Jens' Oil Field Service, Inc., a Texas corporation (the "Borrower"), and Wells Fargo Credit, Inc., a Minnesota corporation (the "Lender").

                                    RECITALS

                  The Borrower and the Lender are parties to a Credit and Security Agreement dated as of February 1, 2002, as previously amended (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "Allis-Chalmers Net Income" means the consolidated Net Income of Allis-Chalmers, measured before any paid-in-kind dividends and before the Jens minority interest.

                  "Margin" means two percent (2.0%); provided, however, that so long as no Default Period then exists, Margin shall be decreased by one-half of one percent (0.5%) each year that Allis-Chalmers Net Income for any fiscal year (beginning with the fiscal year ending December 31, 2003) exceeds $5,000,000, effective on the first day of the month following the month in which the Borrower delivers to the Lender audited financial statements of Allis-Chalmers evidencing, to the Lender's satisfaction, that such Net Income has been achieved; and provided further that in no case shall Margin be reduced below one percent (1.0%).

                  2. DEBT SERVICE COVERAGE RATIO. Section 6.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.12 MINIMUM DEBT SERVICE COVERAGE RATIO.

                           (a) Borrower will maintain, for each period described
                  below, its Debt Service Coverage Ratio at not less than the amount set forth opposite such period:

                                                                             MINIMUM DEBT SERVICE
                                 PERIOD                                          COVERAGE RATIO
                                 ------                                          --------------
                   Three months ending March 31, 2004                              0.70 to 1
                     Six months ending June 30, 2004                               0.85 to 1
                  Nine months ending September 30, 2004                            1.00 to 1
                 Twelve months ending December 31, 2004                            1.00 to 1
          Three months ending March 31 of each year thereafter                     0.90 to 1
            Six months ending June 30 of each year thereafter                      1.00 to 1
         Nine months ending September 30 of each year thereafter                   1.10 to 1
        Twelve months ending December 31 of each year thereafter                   1.20 to 1


                           (b) Allis-Chalmers will maintain, for each period
                  described below, its Debt Service Coverage Ratio at not less than the amount set forth opposite such period:

                                                           MINIMUM DEBT SERVICE
                                 PERIOD                       COVERAGE RATIO
                                 ------                       --------------
           Three months ending March 31 of each year              0.90 to 1
             Six months ending June 30 of each year               1.00 to 1
          Nine months ending September 30 of each year            1.10 to 1
         Twelve months ending December 31 of each year            1.20 to 1"

                  3. NET INCOME. Section 6.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.13 MINIMUM YEAR-TO-DATE NET INCOME. Borrower will achieve, as of each period described below, Net Income of not less than the amount set forth opposite such period:

                                                                                MINIMUM
                                                                           YEAR-TO-DATE NET
                                  PERIOD                                         INCOME
                                  ------                                         ------
                    Two months ending February 29, 2004                        $300,000
                    Three months ending March 31, 2004                         $375,000
                     Four months ending April 30, 2004                         $450,000
                      Five months ending May 31, 2004                          $550,000
                      Six months ending June 30, 2004                          $700,000
                     Seven months ending July 31, 2004                         $900,000
                    Eight months ending August 31, 2004                       $1,125,000
                   Nine months ending September 30, 2004                      $1,375,000
                    Ten months ending October 31, 2004                        $1,575,000
                  Eleven months ending November 30, 2004                      $1,800,000
                  Twelve months ending December 31, 2004                      $2,050,000


                                      -2-

                                                                                MINIMUM
                                                                           YEAR-TO-DATE NET
                                  PERIOD                                         INCOME
                                  ------                                         ------

              Month ending January 31 of each year thereafter                  $200,000
           Two months ending February 29 of each year thereafter               $400,000
           Three months ending March 31 of each year thereafter                $600,000
            Four months ending April 30 of each year thereafter                $800,000
             Five months ending May 31 of each year thereafter                $1,050,000
             Six months ending June 30 of each year thereafter                $1,300,000
            Seven months ending July 31 of each year thereafter               $1,550,000
           Eight months ending August 31 of each year thereafter              $1,800,000
          Nine months ending September 30 of each year thereafter             $2,100,000
           Ten months ending October 31 of each year thereafter               $2,400,000
         Eleven months ending November 30 of each year thereafter             $2,700,000
         Twelve months ending December 31 of each year thereafter             $3,000,000

                  4. MANAGEMENT FEES. Article VII of the Credit Agreement is hereby amended by adding thereto a new Section 7.20, which shall read in its entirety as follows:

                  "Section 7.20 MANAGEMENT FEES. The Borrower will not pay management fees to Allis-Chalmers in any month in excess of $10,000."

                  5. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                  6. WAIVER OF DEFAULTS. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the "Existing Defaults"): Section 6.13 as of December 31, 2003; and Sections 8.1(p) and 8.1(q) as a result of defaults in existence as of the date of this Agreement under the Strata Credit Agreement and the Borrower's and Allis Chalmers' agreements with Energy Capital. Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

                  7. CONSENTS. At the Borrower's request, the Lender consents to the following:

                  (a) So long as no Default Period then exists, the Lender consents to the Borrower making monthly principal payments to Allis-Chalmers not to exceed $25,000 per month to allow Allis-Chalmers to make principal payments to Energy Capital not to exceed $25,000 per month.

                  8. NOTICE OF EXTENSION. In accordance with the definition of "Maturity Date" found in Section 1.1 of the Credit Agreement, the Lender hereby notifies the Borrower that the Maturity Date is extended to February 1, 2006.

                  9. AMENDMENT FEE. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $25,000 in consideration of the Lender's execution and delivery of this Amendment.

                  10. CONDITIONS PRECEDENT. This Amendment, including the waiver set forth in paragraph 6, the consent set forth in paragraph 7, and the extension set forth in paragraph 8, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor.

                  (b) A Certificate of the Secretary of the Borrower certifying as to the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment.

                  (c) Evidence that Energy Capital has waived all existing defaults by Allis-Chalmers under all agreements between such parties.

                  (d) Payment of the fee described in paragraph 9.

                  (e) Such other matters as the Lender may require.

                  11. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  12. NO OTHER WAIVER. Except as set forth in paragraph 6 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  13. RELEASE. The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  14. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 9 hereof.

                  15. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO CREDIT, INC.                       JENS' OIL FIELD SERVICE, INC.





By  /S/ MICHELLE GUETTER                       By  /S/ MUNAWAR H. HIDAYATALLAH
    --------------------                           ---------------------------
      Michelle Guetter, Vice President               Munawar Hidayatallah
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

                  The undersigned, each a guarantor of the indebtedness of Jens' Oil Field Service, Inc. (the "Borrower") to Wells Fargo Credit, Inc. (the "Lender") pursuant to a separate Guaranty each dated as of February 1, 2002 (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 13 of the Amendment) and execution thereof; (iii) reaffirms his or its obligations to the Lender pursuant to the terms of his or its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his or its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                                          ALLIS-CHALMERS CORPORATION



                                          By  /S/ MUNAWAR H. HIDAYATALLAH
                                              ---------------------------
                                                 Munawar Hidayatallah
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                                          STRATA DIRECTIONAL TECHNOLOGY, INC.


                                          By  /S/ MUNAWAR H. HIDAYATALLAH
                                              ---------------------------
                                                 Munawar Hidayatallah
                                                 Chairman of the Board and
                                                 Chief Executive Officer


                                           /S/ MUNAWAR H. HIDAYATALLAH
                                           ---------------------------
                                               Munawar Hidayatallah